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                                                                   EXHIBIT 10(K)

                                   AGREEMENT

    This Agreement ("Agreement") is made as of this     day of February, 1997 by
and between CONSOLIDATED FINANCIAL MANAGEMENT, INC., an Arizona Corporation, (hereinafter "CONSOLIDATED") and THERMACELL TECHNOLOGIES, INC., a Florida Corporation, (hereinafter "THERMACELL").

                                R E C I T A L S

    A. WHEREAS, CONSOLIDATED is the maker of that certain Promissory Note, (hereinafter the "Note"), dated December 5, 1995 in the amount of two hundred thousand ($200,000) dollars;

    B.  WHEREAS, THERMACELL is the Payee of said Note;

    C. WHEREAS, CONSOLIDATED is the Pledgor under that certain Pledge Agreement dated December 5, 1995 in which it pledged sixty thousand (60,000) shares of Meadow Valley Corporation stock as security for the obligations under the Note;

    D.  WHEREAS, THERMACELL is the Pledgee of that certain Pledge Agreement;

    E. WHEREAS, THERMACELL is the maker of two Promissory Notes dated November 29, 1995. One, executed in the amount of one hundred thousand ($100,000) dollars in favor of Rodney W. Smith as holder; and one, executed in the amount of two hundred thousand ($200,000) dollars in favor of Michael Lang as holder, the ("Third Partry Notes");

    F. WHEREAS, CONSOLIDATED has acquired all rights, title and interest into the Third Party Notes;

    G. WHEREAS, as a result of a dispute regarding the Note, the Stock, and the Third Party Notes, an action entitled CONSOLIDATED FINANCIAL MANAGEMENT, INC., AN ARIZONA CORPORATION, PLAINTIFF V. THERMACELL TECHNOLOGIES, INC., A FLORIDA CORPORATION, DEFENDANT, bearing Maricopa County Superior Court cause # CV 97-90292 (The "ACTION") was commenced;

    H. WHEREAS, in the action CONSOLIDATED has obtained a Temporary Restraining Order enjoining THERMACELL from selling, reselling, assigning, transferring, conveying or delivering the 60,000 shares of Meadow Valley Corporation Stock shares to any other person or entity other than CONSOLIDATED;

    I. WHEREAS, prior to the action, THERMACELL obtained a replacement certificate bearing its name pertaining to the 60,000 shares of Meadow Valley Corporation Stock.

    J. WHEREAS, for purposes of clarification in this document, "Business Day" shall mean a calendar day other than a Saturday, Sunday of other day on which banks in Phoenix, Arizona, are required to close;

    K. WHEREAS, by this agreement, CONSOLIDATED and THERMACELL exchange certain promises and agree to perform certain acts to settle the ACTION.

                              A G R E E M E N T S

    NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. INCORPORATION. Recitals A through K are incorporated herein by reference.

    2.  METHOD OF SETTLEMENT.

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        2.1 THERMACELL shall deposit with Smith Barney located at 311 Park Place
    Boulevard, Suite 100, Clearwater, Florida, the replacement certificate it obtained regarding the 60,000 shares of Meadow Valley Corporation stock.
    Said replacement certificate shall either be endorsed in blank or accompanied by an executed stock power that will allow CONSOLIDATED to obtain a successor certificate issued in its name. Accompanied with the replacement certificate issued in the name of THERMACELL endorsed in blank and/or the endorsed stock power shall be an instructional letter to Smith Barney, (the form and content which is attached hereto as Exhibit "A"), instructing Smith Barney that they are not to release the replacement certificate issued to THERMACELL (and/or the executed stock power) to CONSOLIDATED until THERMACELL through its Attorney Michael Cronin notifies Smith Barney that CONSOLIDATED has complied with the obligations as prescribed in paragraph 2.2 herein.

        2.2 Upon notification by the Smith Barney, Clearwater Florida office that it has received the replacement certificate issued in the name of THERMACELL (that is either endorsed in blank or accompanied by an appropriate stock power), CONSOLIDATED shall within two (2) business day's notification from Smith Barney, send the sum of one hundred thousand ($100,000.00) dollars wired, on behalf of THERMACELL as follows:

Republic Bank
POB 7017
Clearwater, Florida 34618
Telephone 813/796-2900 (ext 296)
ABA #063108868
Account to
Credit:            Johnson, Blakely, Pope, Bokor, Ruppel & Burns-Trust Account
Account Number:    0018022106

        2.3 Until such time that the transaction stated in paragraphs 2.1 and
    2.2 are completed, the Temporary Restraining Order that is currently in effect in the ACTION shall remain in full force and effect and CONSOLIDATED shall continue to be required to maintain the ten thousand ($10,000.00) dollar bond. Once the transactions in paragraphs 2.1 and 2.2 are complied with by the parties, CONSOLIDATED will cause to have filed the Notice of Dismissal with Prejudice, the form and content of which is attached hereto as Exhibit "B". The parties understand and agree that the dismissal of the ACTION with prejudice does not in any way limit or restrict the rights of either party to this Agreement and any attachment hereto including but not limited to the right to bring an action in law or in equity to enforce that party's rights under this Agreement.

        2.4 In connection with this Agreement, THERMACELL shall deliver to CONSOLIDATED the original Promissory Note dated December 5, 1995, and the original Pledge and Security Agreement dated December 5, 1995 and delineate that each document is conceled and the Note is paid in full.

        2.5 THERMACELL shall also deliver to CONSOLIDATED the original Third Party Notes. Consolidated will in turn delineate that each Third Party Note is cancelled and return the Third Party Notes to THERMACELL.

        2.6 If the original Note, Pledge and Security Agreement and/or Third Party Notes cannot be located, each party will execute any and all necessary documents to conform with the requirements of 2.4 and 2.5.

        2.7 Upon execution of this Agreement, THERMACELL shall also execute and deliver a new Promissory Note in the sum of two hundred fifty eight thousand, seven hundred eighty nine ($258,789.00) dollars in favor of CONSOLIDATED, the form and content of which is attached hereto as Exhibit "C". THERMACELL understands and agrees that CONSOLIDATED shall have the right to assign this new Promissory Note if it so desires.

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    3.  REPRESENTATIONS AND WARRANTIES OF THERMACELL.  So long as this Agreement is in effect, THERMACELL represents, warrants and agrees as follows:

        3.2 THERMACELL represents and warrants to CONSOLIDATED that the 60,000 shares of Meadow Valley Corporation stock is owned free and clear of all claims, mortgages, pledges, liens and other encumbrances of any nature whatsoever, except (i) any liens and restrictions set forth herein, and (ii) any restrictions pursuant to Rule 144 of the Securities Act of 1933, as amended (the "Act"), or any applicable state securities laws.

    4. REPRESENTATIONS AND WARRANTIES OF CONSOLIDATED. So long as this Agreement is in effect, CONSOLIDATED represents, warrants and agrees as follows:

        4.1 CONSOLIDATED represents and warrants to THERMACELL that it has acquired all right, title and interest into the Third Party Notes and is the lawful titleholder of said notes. Attached hereto and incorporated herein as Exhibits "D" and "E" are copies of the Assignments executed by Michael Lang on the Lang Third Party Note and Rodney Smith on the Smith Third Party Note, evidencing their assignment of said notes to CONSOLIDATED.

    5.  RELEASES.

        5.1 THERMACELL shall and does hereby relieve, release, and discharge CONSOLIDATED, its respective officers, directors, representatives, agents, attorneys, employees, administrators, sureties, successors, heirs and assigns, and each of them, and the heirs, legatees, devisees, executors, trustees, administrators, successors and assigns of any such persons and entities, of and from any and all claims, debts, abilities, demands, obligations, promises, acts, agreements, costs, expenses (including but not limited to attorneys' fees), damages, actions, causes of action, judgments, executions and attachments (hereinafter referred to as "released claims"), whether now known or unknown, suspected or unsuspected, based on, arising out of, or in connection with the Action, save and except any obligations created under this Agreement.

        5.2 CONSOLIDATED, shall and does hereby relieve, release, and discharge THERMACELL, its respective officers, directors, representatives, agents, attorneys, employees, administrators, sureties, successors, heirs and assigns, and each of them, and the heirs, legatees, devisees, executors, trustees, administrators, successors and assigns of any such persons and entities, of and from any and all claims, debts, abilities, demands, obligations, promises, acts, agreements, costs, expenses (including but not limited to attorneys' fees), damages, actions, causes of action, judgments, executions and attachments (hereinafter referred to as "released claims"), whether now known or unknown, suspected or unsuspected, based on, arising out of, or in connection with the Action, save and except any obligations created under this Agreement.

    6.  MISCELLANEOUS.

        6.1 ENTIRE AGREEMENT AND WAIVER. This AGREEMENT contains the entire agreement between the parties hereto and supersedes all prior and contemporaneous agreements, arrangements, negotiations and understandings between the parties hereto, relating to the subject matter hereof. There are no other understandings, statements, promises or inducements, oral or otherwise, contrary to the terms of this AGREEMENT. No supplement, modification, or amendment of any term, provision or condition of this AGREEMENT shall be binding unless executed in writing by all parties. No waiver of any term, provision, or condition of this AGREEMENT whether by conduct or otherwise, in any one or more instances, shall be deemed to be, or shall constitute, a waiver of any other provision hereof, whether or not similar, nor shall such waiver constitute a continuing waiver, and no waiver shall be binding unless executed in writing by the party making the waiver.

        6.2 EXHIBITS. All exhibits attached hereto and referred to herein are an integral part of this AGREEMENT and are incorporated herein by reference hereby.

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        6.3  REPRESENTATIONS AND WARRANTIES.  Each of the representations and warranties contained in this AGREEMENT, in any attachment hereto, or any certificate delivered in connection herewith, shall be considered a material warranty and representation which was made as a substantial inducement to the execution of this AGREEMENT and any breach of any such representation and warranty shall be considered a material breach of this AGREEMENT.

        6.4 SURVIVAL OF REPRESENTATIONS, WARRANTIES, AND COVENANTS. All statements contained in any exhibit, document, certificate or other instrument delivered by or on behalf of any party hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties made pursuant to this AGREEMENT by such party. The representations, warranties, covenants and agreements contained in this AGREEMENT and continue from the date of this AGREEMENT.

        6.5 INTERPRETATIONS AND DEFINITIONS. The parties agree that each party and its counsel have reviewed and revised this AGREEMENT and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this AGREEMENT. In this AGREEMENT whenever the context so requires, the gender includes the neuter, feminine and masculine and the number includes the singular and the plural and the words "person" and "party" include an individual, corporation, partnership, firm, trust or association.

        6.6 HEADINGS. The subject headings of articles, sections and paragraphs in this AGREEMENT are included solely for purposes of convenience and reference only, and shall not be deemed to explain, modify, limit, amplify, or aid in the meaning, construction or interpretation of any of the provisions of this AGREEMENT.

        6.7 RELATIONSHIPS. Nothing contained in this AGREEMENT shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or any association between or among the parties hereto.

        6.8 PARTIES IN INTEREST. Nothing in this AGREEMENT whether expressed or implied, is intended to confer any rights or remedies under or by reason of this AGREEMENT on any persons other than the parties to it and their respective heirs, representatives, successors and permitted assigns, nor is anything in this AGREEMENT intended to relieve or discharge the obligations or liabilities of any third persons to any party to this AGREEMENT, nor shall any provision hereof give any third persons any right of subrogation against or action over any party to this AGREEMENT.

        6.9 GOVERNING LAW. It is the intention of the parties that the internal laws, and not the laws of conflicts, of the State of Arizona shall govern the validity of this AGREEMENT, the construction of its terms and the interpretation of the rights and duties of the parties. Jurisdiction and venue for all actions related to this AGREEMENT shall be in the Superior Court of Maricopa County, Phoenix, Arizona.

        6.10 REMEDIES NOT EXCLUSIVE AND WAIVER. No remedy conferred by any of the specific provisions of this AGREEMENT is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder of now or hereafter existing at law or in equity or by statute or otherwise. The election of any one or more remedies shall not constitute a waiver of the right to pursue other available remedies.

        6.11 ATTORNEYS' FEES. In any action at law or in equity to enforce any of the provisions or rights under this AGREEMENT, the unsuccessful party to such litigation, as determined by the Court in a final judgment or decree, shall pay the prevailing party or parties all costs, expenses and reasonable attorneys' fees incurred herein by such party or parties (including without limitation such costs, expenses and fees on any appeal), and if such prevailing party shall recover judgment in any such action or proceeding, such costs, expenses and attorneys' fees shall be included in as part of such judgment.

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        6.12  NOTICES.  All notices, requests, demands or other communications
    ("notices") under this AGREEMENT shall be in writing and shall be either delivered personally to the party to whom notice is to be given, mailed by a reputable overnight courier service or mailed in the United States mail, first class, postage prepaid, registered or certified, return receipt requested and properly addressed as follows:

       (a) If to CONSOLIDATED:

           Consolidated Financial Management, Inc.
           6220 E. Thomas Road, Suite #300
           Scottsdale, Arizona 85251

       cc: Attorney C. William Mulligan, III
           1405 E. Guadalupe, Suite #3
           Tempe, Arizona 85283

       (b) If to THERMACELL:

           Thermacell Technologies, Inc.
           5419 Provost Drive
           Holiday, Florida

       cc: Attorney Mike Cronin
           911 Chestnut Street
           POB 1368
           Clearwater, Florida 34617-1368

        Any notice which is personally delivered shall be deemed to be given upon the date of delivery. Any notice which is mailed by a reputable overnight courier service shall be deemed to be given on the day following deposit with such overnight courier service. Any notice which is mailed shall be deemed to be given three days after the deposit of same into the United States mail, as above provided. Any person named above may change the address to which notices are sent to it by giving written notice thereof to all other persons referred to above in the manner provided above.

        6.13 TIME IS OF THE ESSENCE OF THIS AGREEMENT. Time is of the essence of this AGREEMENT. This AGREEMENT shall be binding upon the heirs, personal representatives, executors, administrators, successors, and assigns of the respective parties hereto.

        6.14 SEVERABILITY. Should any part, term or provision of this Agreement or any document required herein to be executed be declared invalid, void or unenforceable, all remaining parts, terms and provisions hereof shall remain in full force and effect and shall in no way be invalidated, impaired or affected thereby.

        6.15 COUNTERPARTS. This AGREEMENT may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                      A-5
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    IN WITNESS WHEREOF, said parties have hereunto set their hands and seals the day and year above written.

                                          CONSOLIDATED FINANCIAL
                                          MANAGEMENT INC.

                                          By:           /s/ J.C. CANNON

                                          --------------------------------------

                                                       J.C. Cannon
                                                        PRESIDENT

                                          THERMACELL TECHNOLOGIES, INC.

                                          By:

                                          --------------------------------------

                                                      John Pidorenko
                                                        PRESIDENT

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